Exhibit 32.1

CERTIFICATIONS PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 40-F of North American Palladium Ltd. (the “Report”) for the year ended December 31, 2007, I, James D. Excell, President and Chief Executive Officer of the issuer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 31, 2008	By:	/s/ James D. Excell

James D. Excell
President and Chief Executive Officer

This certification accompanies the annual report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the issuer for purposes of Section 18 of the Securities Exchange Act of 1934.